UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2015

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 29, 2015, Level 3 Communications, Inc. (“Level 3”) issued a press release relating to, among other things, second quarter 2015 financial results, including certain full year 2015 financial projections. This press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference as if set forth in full. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K.

Some statements made in Exhibit 99.1 are forward-looking in nature and are based on management’s current expectations or beliefs. These forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside Level 3’s control, which could cause actual events to differ materially from those expressed or implied by the statements. Important factors that could prevent Level 3 from achieving its stated goals include, but are not limited to, the company’s ability to: successfully integrate the tw telecom acquisition; manage risks associated with continued uncertainty in the global economy; increase revenue from its services to realize its targets for financial and operating performance; maintain and increase traffic on its network; develop and maintain effective business support systems; manage system and network failures or disruptions; avert the breach of its network and computer system security measures; develop new services that meet customer demands and generate acceptable margins; manage the future expansion or adaptation of its network to remain competitive; defend intellectual property and proprietary rights; manage continued or accelerated decreases in market pricing for communications services; obtain capacity for its network from other providers and interconnect its network with other networks on favorable terms; attract and retain qualified management and other personnel; successfully integrate future acquisitions; effectively manage political, legal, regulatory, foreign currency and other risks it is exposed to due to its substantial international operations; mitigate its exposure to contingent liabilities; and meet all of the terms and conditions of its debt obligations. Additional information concerning these and other important factors can be found within Level 3’s filings with the Securities and Exchange Commission. Statements in Exhibit 99.1 should be evaluated in light of these important factors. Level 3 is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

Level 3 also provided the following supplemental financial information.  The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K.

Level 3 Communications (as reported)

						2Q15/ 2Q14	2Q15/ 1Q15	2Q15%
	2Q14 (1)	3Q14 (1)	4Q14 (2)	1Q15 (2)	2Q15 (2)	%Change	%Change	CNS

CNS Revenue ($ in millions)
North America	$1,051	$1,063	$1,368	$1,535	$1,551	47.6%	1.0%	80%
Wholesale	$367	$368	$419	$438	$450	22.6%	2.7%	23%
Enterprise	$684	$695	$949	$1,097	$1,101	61.0%	0.4%	57%

EMEA	$229	$219	$218	$207	$204	(10.9)%	(1.4)%	11%
Wholesale	$86	$80	$75	$69	$68	(20.9)%	(1.4)%	4%
Enterprise	$112	$111	$115	$111	$111	(0.9)%	—%	6%
UK Government	$31	$28	$28	$27	$25	(19.4)%	(7.4)%	1%

Latin America	$199	$200	$191	$185	$186	(6.5)%	0.5%	9%
Wholesale	$42	$42	$41	$40	$40	(4.8)%	—%	2%
Enterprise	$157	$158	$150	$145	$146	(7.0)%	0.7%	7%

Total	$1,479	$1,482	$1,777	$1,927	$1,941	31.2%	0.7%	100%
Wholesale	$495	$490	$535	$547	$558	12.7%	2.0%	29%
Enterprise (3)	$984	$992	$1,242	$1,380	$1,383	40.5%	0.2%	71%

Total CNS	$1,479	$1,482	$1,777	$1,927	$1,941	31.2%	0.7%
Wholesale Voice Services and Other Revenue	146	147	137	126	120	(17.8)%	(4.8)%
Total Revenue	$1,625	$1,629	$1,914	$2,053	$2,061	26.8%	0.4%

(1) Represents standalone Level 3 results prior to the acquisition of tw telecom.

(2) Represents the results of the consolidated company after the acquisition of tw telecom.

(3) Includes EMEA UK Government revenue.

Level 3 Communications (Pro Forma)

					1Q15	2Q15	2Q15/ 2Q14 %Change Constant	2Q15%
	1Q14 (1)(3)	2Q14 (1)(3)	3Q14 (1)(3)	4Q14 (1)(3)	(as reported)	(as reported)	Currency	CNS

CNS Revenue ($ in millions)
North America	$1,436	$1,455	$1,471	$1,505	$1,535	$1,551	6.7%	80%
Wholesale	$427	$426	$428	$425	$438	$450	5.8%	23%
Enterprise	$1,009	$1,029	$1,043	$1,080	$1,097	$1,101	7.1%	57%

EMEA	$228	$231	$222	$221	$207	$204	(2.7)%	11%
Wholesale	$86	$85	$80	$75	$69	$68	(9.8)%	4%
Enterprise	$114	$115	$114	$118	$111	$111	4.9%	6%
UK Government	$28	$31	$28	$28	$27	$25	(11.3)%	1%

Latin America	$190	$200	$201	$192	$185	$186	5.7%	9%
Wholesale	$40	$42	$41	$41	$40	$40	5.9%	2%
Enterprise	$150	$158	$160	$151	$145	$146	5.6%	7%

Total	$1,854	$1,886	$1,894	$1,918	$1,927	$1,941	5.4%	100%
Wholesale	$553	$553	$549	$541	$547	$558	3.4%	29%
Enterprise (2)	$1,301	$1,333	$1,345	$1,377	$1,380	$1,383	6.3%	71%

Total CNS	$1,854	$1,886	$1,894	$1,918	$1,927	$1,941	5.4%
Wholesale Voice Services and Other Revenue	149	144	144	134	126	120	(16.6)%
Total Revenue	$2,003	$2,030	$2,038	$2,052	$2,053	$2,061	3.9%

(1) First four quarters of 2014 Pro Forma Combined Company results reflect a full three months of both Level 3’s and tw telecom’s results.

(2) Includes EMEA UK Government revenue.

(3) The 2014 quarterly results have been adjusted to reflect changes made to customer assignments between the wholesale and enterprise channels as of the beginning of 2015.

Level 3 Communications (as reported)

($ in millions at actual rates)

Core Network Services Revenue	2Q14 (1)	3Q14 (1)	4Q14 (2)	1Q15 (2)	2Q15 (2)	2Q15/ 2Q14 %Change	2Q15/ 1Q15 %Change	2Q15 % CNS
Colocation and Datacenter Services	$146	$147	$152	$154	$150	2.7%	(2.6)%	8%
Transport and Fiber	508	511	566	588	577	13.6%	(1.9)%	30%
IP and Data Services	588	590	779	881	893	51.9%	1.4%	46%
Voice Services (Local and Enterprise)	237	234	280	304	321	35.4%	5.6%	16%
Total Core Network Services	$1,479	$1,482	$1,777	$1,927	$1,941	31.2%	0.7%	100%
Wholesale Voice Services and Other	146	147	137	126	120	(17.8)%	(4.8)%
Total Revenue	$1,625	$1,629	$1,914	$2,053	$2,061	26.8%	0.4%

(1) Represents standalone Level 3 results prior to the acquisition of tw telecom.

(2) Represents the results of the consolidated company after the acquisition of tw telecom.

Level 3 Communications (Pro Forma)

($ in millions at actual rates)

Core Network Services Revenue	1Q14 (1)	2Q14 (1)	3Q14 (1)	4Q14 (1)	1Q15 (as reported)	2Q15 (as reported)	2Q15 % CNS
Colocation and Datacenter Services	$156	$157	$158	$154	$154	$150	8%
Transport and Fiber	568	574	575	588	588	577	30%
IP and Data Services	825	849	859	872	881	893	46%
Voice Services (Local and Enterprise)	305	306	302	304	304	321	16%
Total Core Network Services	$1,854	$1,886	$1,894	$1,918	$1,927	$1,941	100%
Wholesale Voice Services and Other	149	144	144	134	126	120
Total Revenue	$2,003	$2,030	$2,038	$2,052	$2,053	$2,061

(1) First four quarters of 2014 Pro Forma Combined Company results reflect a full three months of both Level 3’s and tw telecom’s results.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
None

(b)	Pro Forma Financial Information
None

(c)	Shell Company Transactions
None

(d)	Exhibits

99.1	Press Release dated July 29, 2015, relating to, among other things, second quarter 2015 financial results, including certain full year 2015 financial projections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: July 29, 2015

Exhibit Index

Exhibit	Description

99.1	Press Release dated July 29, 2015.